                                                                   Exhibit 10.20


FIXED INTEREST NOTE

                                               TIAA Appl. #CA-3208
                                               M-000459500

                           TRANCHE A PROMISSORY NOTE

$93,800,000.00                        New York, New York
                                      Dated: As of February 22, 1999

          FOR VALUE RECEIVED, PROLOGIS TRUST ("Borrower"), a Maryland real estate investment trust having its principal place of business at 14100 East 35th Place, Aurora, Colorado 80011, promises to pay to TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA ("Lender"), a New York corporation, or order, at Lender's offices at 730 Third Avenue, New York, New York 10017 or at such other place as Lender designates in writing, the principal sum of NINETY-THREE MILLION EIGHT HUNDRED THOUSAND AND 00/100THS DOLLARS ($93,800,000.00) (the principal sum or so much of the principal sum as may be advanced and outstanding from time to time, the "Principal"), in lawful money of the United States of America, with interest on the Principal from the date of this Promissory Note (this "Note") through and including March 1, 2009 (the "Maturity Date") at the fixed rate of seven and two-tenths percent (7.2%) per annum (the "Fixed Interest Rate") to be computed on the basis of a 360 day year. Each monthly payment shall be based on a 30-day month, with a per diem rate equal to the Fixed Interest Rate divided by 360.

          This Note is secured by, among other things, the 7 Tranche A First Deeds of Trust, Assignment of Leases and Rents, Security Agreements and Fixture Filing Statements (collectively, the "Tranche A First Deeds of Trust") encumbering the properties owned by Borrower and identified on Schedule 1 hereto by their street address or common name and the 5 Tranche A Subordinate Deeds of Trust encumbering the properties owned by Borrower and identified on Schedule 2 hereto by their street address or common name, all made by Borrower for the benefit of Lender as security for the Loan.

          All capitalized terms not expressly defined in this Note will have the definitions set forth in the Tranche A First Deeds of Trust.

          Section 1.  Payments of Principal and Fixed Interest.

          (a) Borrower will make monthly installment payments ("Debt Service Payments") as follows:

          (i) On March 1, 1999, a payment of accrued interest on the Principal at the Fixed Interest Rate;

          (ii) On April 1, 1999 and on the first day of each succeeding calendar month through and including March 1, 2002, payments in the amount the accrued interest on the Principal at the Fixed Interest Rate, each of which will be applied to accrued interest on the Principal at the Fixed Interest Rate; and

          (iii) On April 1, 2002 and on the first day of each succeeding calendar month through and including February 1, 2009, payments in the amount of SIX HUNDRED SEVENTY-FOUR THOUSAND NINE HUNDRED SEVENTY-FOUR AND 17/100THS DOLLARS ($674,974.17), each of which will be applied first to accrued interest on the Principal at the Fixed Interest Rate and then to the Principal.

          (b) On the Maturity Date, Borrower will pay the Principal in full together with accrued interest at the Fixed Interest Rate and all other amounts due under the Loan Documents.

          Section 2.  Prepayment Provisions.

          (a)  The following definitions apply:

          "Discount Rate" means (x) the yield on a U.S. Treasury issue selected by Lender, as published in The Wall Street Journal, two weeks prior to prepayment, having a maturity date corresponding (or most closely corresponding, if not identical) to the Maturity Date, and, if applicable, a coupon rate corresponding (or most closely corresponding, if not identical) to the Fixed Interest Rate plus (y) 25 basis points.

          "Default Discount Rate" means the Discount Rate less 300 basis points.

          "Discounted Value" means the Discounted Value of a Note Payment based on the following formula:

             NP
        -------------
        (1 + R/12)/n/    =   Discounted Value

               NP        =   Amount of Note Payment

               R         =   Discount Rate or Default Discount Rate as the
                             case may be.

               n         =   The number of months between the date of prepayment
                             and the scheduled date of the Note Payment being discounted rounded to the nearest integer.

          "Note Payment" means (i) each scheduled Debt Service Payment for the period from the date of prepayment through the Maturity Date and (ii) the scheduled repayment of Principal, if any, on the Maturity Date.

          "Prepayment Date Principal" means the Principal on the date of prepayment.

          (b) This Note may not be prepaid in full or in part before February 28, 2001. Commencing on March 1, 2001, provided there is no Event of Default, Borrower may prepay this Note in full, but not in part, on the first day of any calendar month, upon 60 days prior notice to Lender and upon payment in full of the Debt which will include a payment (the "Prepayment Premium") equal to the greater of (i) an amount equal to the product of 1% times the Prepayment Date Principal and (ii) the amount by which the sum of the Discounted Value of each remaining Note Payment, calculated at the Discount Rate, exceeds the Prepayment Date Principal. Provided there is no Event of Default, this Note may be prepaid in full without payment of the Prepayment Premium during the last 180 days of the Term. In addition, the Prepayment Premium shall not apply with respect to any prepayment due to application by Lender of condemnation or insurance proceeds. This Note may not be prepaid without simultaneous prepayment in full of (x) any other notes secured by the Loan Documents and (y) that certain Tranche B Promissory Note in the amount of $88,200,000 dated the date hereof from Borrower to Lender.

          (c) After an Acceleration or upon any other prepayment not permitted by the Loan Documents, any tender of payment of the amount necessary to satisfy the Debt accelerated, any judgment of foreclosure, any statement of the amount due at the time of foreclosure (including foreclosure by power of sale) and any tender of payment made during any redemption period after foreclosure, will include a payment (the "Evasion Premium") equal to the greater of (i) an amount equal to the product of 1% plus 300 basis points times the Prepayment Date Principal, and (ii) the amount by which the sum of the Discounted Value of each remaining Note Payment, calculated at the Default Discount Rate, exceeds the Prepayment Date Principal.

          (d)  Borrower acknowledges that:

          (i)  a prepayment will cause damage to Lender;

          (ii) the Evasion Premium is intended to compensate Lender for the loss of its investment and the expense incurred and time and effort associated with making the Loan, which will not be fully repaid if the Loan is prepaid;

          (iii) it will be extremely difficult and impractical to ascertain the extent of Lender's damages caused by a prepayment after an Event of Default or any other prepayment not permitted by the Loan Documents; and

          (iv) the Evasion Premium represents Lender and Borrower's reasonable estimate of Lender's damages for the prepayment and is not a penalty.

          (e) BORROWER HEREBY ACKNOWLEDGES AND AGREES THAT LENDER WOULD NOT LEND TO BORROWER THE LOAN EVIDENCED BY THIS NOTE WITHOUT (1) BORROWER'S WAIVER OF ANY RIGHTS IT MAY HAVE UNDER CALIFORNIA CIVIL CODE SECTION 2954.10 TO PREPAY THIS NOTE IN WHOLE OR IN PART, WITHOUT

     PENALTY, UPON ACCELERATION OF THE MATURITY DATE OF THIS NOTE, AND (2) BORROWER'S AGREEMENT, AS SET FORTH ABOVE, TO PAY LENDER A PREPAYMENT PREMIUM UPON THE SATISFACTION OF ALL OR ANY PORTION OF THE PRINCIPAL INDEBTEDNESS EVIDENCED FOLLOWING THE ACCELERATION OF THE MATURITY DATE HEREOF BY REASON OF A DEFAULT HEREUNDER OR UNDER THE TRANCHE A DEEDS OF TRUST INCLUDING, WITHOUT LIMITATION, A DEFAULT ARISING FROM THE CONVEYANCE OF ANY RIGHT, TITLE OR INTEREST IN THE PROPERTY ENCUMBERED BY THE TRANCHE A DEEDS OF TRUST AND BORROWER HAS CAUSED THOSE PERSONS SIGNING THIS NOTE ON BORROWER'S BEHALF TO SEPARATELY EXECUTE THE AGREEMENT CONTAINED IN THIS PARAGRAPH, IN COMPLIANCE WITH CALIFORNIA CIVIL CODE SECTION 2954.10, BY PLACING THEIR SIGNATURES BELOW, BORROWER ACKNOWLEDGES THAT (I) THE GENERAL PARTNERS, PRINCIPALS OR MEMBERS, AS THE CASE MAY BE, OF BORROWER ARE KNOWLEDGEABLE REAL ESTATE DEVELOPERS OR INVESTORS, (II) BORROWER FULLY UNDERSTANDS THE EFFECT OF THE ABOVE WAIVER, (III) THE MAKING OF THE LOAN BY LENDER AT THE RATE SET FORTH ABOVE IS SUFFICIENT CONSIDERATION FOR SUCH WAIVER, AND (IV) LENDER WOULD NOT MAKE THE LOAN WITHOUT SUCH WAIVER.


                                         PROLOGIS TRUST


                                         BY /s/ Scott W. Strine
                                            -------------------
                                            Scott W. Strine
                                            Vice President

          Section 3.  Events of Default:

           (a)  It is an "Event of Default" under this Note:

           (i) if Borrower fails to pay any amount due, as and when required, under this Note or any other Loan Document and the failure continues for a period of 5 days; or

           (ii) if an Event of Default occurs under any other Loan Document.

           (b) If an Event of Default occurs, Lender may declare all or any portion of the Debt immediately due and payable ("Acceleration") and exercise any of the other Remedies.

          Section 4. Default Rate. Interest on the Principal will accrue at the Default Interest Rate from the date an Event of Default occurs.

          Section 5.  Late Charges.

          (a) If Borrower fails to pay any Debt Service Payment when due and the failure continues for a period of 5 days or more or fails to pay any amount due under the Loan Documents on the Maturity Date, Borrower agrees to pay to Lender an amount (a "Late Charge") equal to five cents ($.05) for each one dollar ($1.00) of the delinquent payment.

          (b)  Borrower acknowledges that:

          (i)  a delinquent payment will cause damage to Lender;

          (ii) the Late Charge is intended to compensate Lender for loss of use of the delinquent payment and the expense incurred and time and effort associated with recovering the delinquent payment;

          (iii) it will be extremely difficult and impractical to ascertain the extent of Lender's damages caused by the delinquency; and

          (iv) the Late Charge represents Lender and Borrower's reasonable estimate of Lender's damages from the delinquency and is not a penalty.

          Section 6.  Limitation of Liability.   This Note is subject to the
limitations on liability set forth in the Article of the Tranche A Deeds of Trust entitled "Limitation of Liability".

          Section 7.  WAIVERS.   IN ADDITION TO THE WAIVERS SET FORTH IN THE
ARTICLE OF THE TRANCHE A DEEDS OF TRUST ENTITLED "WAIVERS", BORROWER WAIVES PRESENTMENT FOR PAYMENT, DEMAND, DISHONOR AND, EXCEPT AS EXPRESSLY SET FORTH IN THE LOAN DOCUMENTS, NOTICE OF ANY OF THE FOREGOING. BORROWER FURTHER WAIVES ANY PROTEST, LACK OF DILIGENCE OR DELAY IN COLLECTION OF THE DEBT OR ENFORCEMENT OF THE LOAN DOCUMENTS. BORROWER AND ALL INDORSERS, SURETIES AND GUARANTORS OF THE OBLIGATIONS CONSENT TO ANY EXTENSIONS OF TIME, RENEWALS, WAIVERS AND MODIFICATIONS THAT LENDER MAY GRANT WITH RESPECT TO THE OBLIGATIONS AND TO THE RELEASE OF ANY SECURITY FOR THIS NOTE AND AGREE THAT ADDITIONAL MAKERS MAY BECOME PARTIES TO THIS NOTE AND ADDITIONAL INDORSERS, GUARANTORS OR SURETIES MAY BE ADDED WITHOUT NOTICE AND WITHOUT AFFECTING THE LIABILITY OF THE ORIGINAL MAKER OR ANY ORIGINAL INDORSER, SURETY OR GUARANTOR.

          Section 8.  Commercial Loan.   The Loan is made for the purpose of
carrying on a business or commercial activity or acquiring real or personal property as an investment or carrying on an investment activity and not for personal or household purposes.

          Section 9. Usury Limitations. Borrower and Lender intend to comply with all Laws with respect to the charging and receiving of interest. Any amounts charged or received by Lender for the use or forbearance of the Principal to the extent permitted by Law, will be amortized and spread throughout the Term until payment in full so that the rate or amount of interest charged or received by Lender on account the Principal does not exceed the Maximum Interest Rate. If any amount charged or received under the Loan Documents that is deemed to be interest is determined to be in excess of the amount permitted to be charged or received at the Maximum Interest Rate, the excess will be deemed to be a prepayment of Principal when paid, without premium, and any portion of the excess not capable of being so applied will be refunded to Borrower. If during the Term the Maximum Interest Rate, if any, is eliminated, then for purposes of the Loan, there will be no Maximum Interest Rate.

          Section 10. Applicable Law. This Note is governed by and will be construed in accordance with the Laws of the State of New York except with respect to provisions related to specific properties which shall be construed in accordance with the laws of the state or commonwealth in which the relevant property is located, without regard to conflict of law provisions.

          Section 11. Time of the Essence. Time is of the essence with respect to the payment and performance of the Obligations.

          Section 12. Cross-Default. A default under any other note now or hereafter secured by the Loan Documents or under any loan document related to such other note constitutes a default under this Note and under the other Loan Documents. When the default under the other note constitutes an Event of Default under that note or the related loan document, an Event of Default also will exist under this Note and the other Loan Documents.

          Section 13. Construction. Unless expressly provided otherwise in this Note, this Note will be construed in accordance with the Exhibit attached to the Tranche A First Deeds of Trust entitled "Rules of Construction".

          Section 14. Deed of Trust Provisions Incorporated. To the extent not otherwise set forth in this Note, the provisions of the Articles of the Tranche A First Deeds of Trust entitled "Expenses and Duty to Defend", "Waivers", "Notices", and "Miscellaneous" are applicable to this Note and deemed incorporated by reference as if set forth at length in this Note.

          Section 15. Joint and Several Liability; Successors and Assigns. If Maker consists of more than one entity, the obligations and liabilities of each such entity will be joint and several. This Note binds Borrower and successors, assigns, heirs, administrators, executors, agents and representatives and inures to the benefit of Lender and its successors, assigns, heirs, administrators, executors, agents and representatives.

          Section 16. Absolute Obligation. Except for the Section of this Note entitled "Limitation of Liability", no reference in this Note to the other Loan Documents and no other provision of this Note or of the other Loan Documents will impair or alter the obligation of Borrower, which is absolute and unconditional, to pay the Principal, interest at the Fixed Interest Rate and any other amounts due and payable under this Note, as and when required.

          IN WITNESS WHEREOF, Borrower has executed and delivered this Note as of the date first set forth above.

                                              PROLOGIS TRUST, a Maryland real
                                              estate investment trust


                                              By /s/ Scott W. Strine
                                                 --------------------------
                                                 Scott W. Strine
                                                 Vice President

                                   Schedule 2
                                   ----------
                (Tranche A Subordinate Deed of Trust Properties)


------------------------------------------------------------------------------------------
     Building Name                     Address                    City, State, County
------------------------------------------------------------------------------------------
Mid Counties              6700-6750 Artesia Boulevard (#1)   Buena Park, CA, Orange County
Distribution Center 1     and 6201-6251 Knott Avenue (#2)
and 2
------------------------------------------------------------------------------------------
Inland Empire 1           3285 DeForest Cr.                  Mira Loma, CA, Riverside
                                                             County
------------------------------------------------------------------------------------------
Inland Empire 2 & 3       5600 and 5590 Francis Street       Ontario, CA, San Bernardino
                                                             County
------------------------------------------------------------------------------------------
Inland Empire 4           5431 Philadelphia Street           Ontario, CA, San Bernardino
                                                             County
------------------------------------------------------------------------------------------
Inland Empire 5           1661 S. Vintage Avenue             Ontario, CA, San Bernardino
                                                             County
------------------------------------------------------------------------------------------